Howard Weil Energy Conference
Monday, March 28, 2011
Greg Goff
President and CEO, Tesoro Corporation

Forward Looking Statements
This Presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995. These statements relate to, among other things, projections of refining margins, debt reduction, cash flows and capital expenditures. We have used the words "anticipate", "believe", "could", "estimate", "expect", "intend", "may",
"plan", "predict", "project", “should”, "will" and similar terms and phrases to identify forward-looking statements in this Presentation.
Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct.
Actual results and trends in the future may differ materially from those suggested or implied by the forward-looking statements depending on a variety of factors which are described in greater detail in our filings with the SEC. All future written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the previous statements. We undertake no obligation to update any information contained herein or to publicly release the results of any revisions to any forward-looking statements that may be made to reflect events or circumstances that occur, or that we become aware of, after the date of this Presentation.

• Focused in the western United States
 – 7 Refineries
 – 665,000 barrels per day capacity
 – Nearly 1,200 retail stations branded
 Tesoro®, Shell® and USA Gasoline™
• Operate in higher margin markets
• Refining-marketing integration in key
 areas
• Logistics assets offer growth platform
• Access to growing Pacific Rim
About Tesoro
Kenai, AK
Mandan, ND
Salt Lake City, UT
Anacortes, WA
Martinez, CA
Wilmington, CA
Kapolei, HI

Execution Delivers Improvement
• 2010 EBITDA up 50%, despite
 – Flat margin environment
 – Throughput down 12%
• 2011 consensus EBITDA up 90%
 – Anacortes at planned rates
 – Delivery of 2011 improvement plan
 – Rebound in margin environment
Delivery of internal improvements driving results
EBITDA ($ in millions)
(1) 2011E EBITDA based on consensus First Call estimates, as of March 24, 2011
(1)

• Cautiously optimistic about improving
 market conditions
• Opportunity to drive significant value from
 existing assets, despite margins
• Our strategic priorities are clear, our plan is
 focused and the organization is aligned
• Delivery will drive financial strength and
 position Tesoro as an industry leader
• Enthusiastic about our future

Key Messages

Market Outlook
Key Drivers	Tesoro’s View
Economy	Slow U.S. recovery
World Oil Demand Growth	Gasoline ~1% and Diesel ~2% per year
U.S. Demand Growth	Gasoline ~0.3% and Diesel ~2% per year
Crude Oil Supply	Trending slightly lighter
Global Refining Capacity	Continues to exceed demand
Alternative Fuels, CAFE Standards	Driving lower US gasoline demand
Regulatory Environment	Continues to be a challenge
Source: Purvin & Gertz, PIRA, Tesoro

Significant improvements drive cash flow, provide financial strength and increase shareholder value

7

• Operational efficiency and effectiveness
 – Safety and reliability
 – System improvements
 – Cost leadership
• Commercial excellence
• Financial discipline
• Value-driven growth
Strategic Priorities

40
30
110
115
95
2009A
2010A
2011E
2012E
2013E

17
55
60-70
140-150
180-190
2009A
2010A
2011E
2012E
2013E

2011 Income Capital EBITDA by Source

8

• About 300 projects
• Average payback of less than 2 years
• Average project is about $1 million
• Focused on:
 – Improving yields
 – Reducing feedstock costs
 – Reducing operating costs
 – Expanding logistical infrastructure

Income Capital
$ in millions
EBITDA
$ in millions
Operational Efficiency & Effectiveness
High-Return Capital Investments
Integration
and Logistics
Yields/
Reliability
Costs

• Expand system supply and trading
 activities around existing assets
• Drive regional and system
 optimization
• Capture lower feedstock costs
• Capture higher product values
• Capture arbitrage, freight and
 storage opportunities at Tesoro
 Panama

Commercial Excellence

• Exercise capital discipline
• Reduce total debt to total capitalization
• Strengthen the balance sheet
• Drive towards investment-grade credit rating

Financial Discipline

Value-Driven Growth

Financial strength facilitates focused strategic growth
• Base business improvements are key
 to drive additional free cash flow
• Near-term growth focused on:
 – Logistics
 – Refining and marketing integration
• Strategic opportunities that are
 accretive and create shareholder
 value will be pursued

in $ millions	Low	High
Operating Cost Reductions	70	80
Income Capital EBITDA	60	70
Improvement Initiatives	60	90
Overhead Cost Reductions	40	50
Commercial Excellence	30	45
Targeted EBITDA Growth	260	335
Higher Energy Costs	(25)	(20)
RINS Purchases	(55)	(45)
Targeted EBITDA Growth, net	180	270
2011 is year one of a multi-year improvement plan
Summary of 2011 Improvements

2010A
2011E
2012E
2013E
Regulatory
Maintenance
Income

140
160
275
215
2010A
2011E
2012E
2013E

• Income capital is 25% of total
• Optimize regulatory spending,
 maintain compliance
• Improved maintenance work
 selection practices
Capital and Turnaround Summary

Total Capital
$ in millions
Turnaround
$ in millions
• Enhanced turnaround planning
 allows us to optimize downtime
 and cost
• Lower material and labor prices

350

Gross Margin
Costs
Capital
Net Advantage

2013E
Gross Margin
Costs
Capital
Net Advantage

2009A
Note: Peer companies represented are Valero, Sunoco, Holly and Frontier. Based on SEC filings and company research.
Tesoro’s Advantage versus Peers
Execution positions Tesoro as an industry leader

• Targeting over $225 million of improvements in 2011
• Capital spending reduced $700 million over 4 years versus
 2009 plan
• Focused on driving operating efficiency and effectiveness
• Improvements deliver significant free cash flow
• Our strategic priorities are clear, our plan is focused and the organization is aligned

Becoming an Industry Leader
We are committed to driving shareholder value